Exhibit 1.1

The Hartford Financial Services Group, Inc.

$1,550,000,000

4.000% Senior Notes due 2017

5.125% Senior Notes due 2022

6.625% Senior Notes due 2042

Underwriting Agreement

General Terms and Conditions

April 2, 2012

To the Underwriters named in

Schedule I to the applicable Pricing Agreement.

Ladies and Gentlemen:

From time to time The Hartford Financial Services Group, Inc., a Delaware corporation (the “Company”), proposes to enter into one or more Pricing Agreements in the form of Annex I hereto (each, a “Pricing Agreement”) which incorporates by reference these Underwriting Agreement General Terms and Conditions (this “Underwriting Agreement”), with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Securities”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Securities”).

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the “Indenture”) identified in such Pricing Agreement.

1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term

“Representatives” also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter who acts without any firm being designated as its or their representatives. The Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of the Designated Securities, the initial public offering price of such Designated Securities or the manner of determining such price, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under any Pricing Agreement shall be several and not joint.

2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) A registration statement on Form S-3 (File No. 333-168532), as amended, in respect of the Designated Securities has been filed with the Securities and Exchange Commission (the “Commission”). For purposes of this Agreement and the applicable Pricing Agreement, the following terms have the specified meanings:

    “Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date hereof, relating to the Designated Securities;

    “Disclosure Package” means, as of the Applicable Time (as defined in the applicable Pricing Agreement), the Preliminary Prospectus, including all documents incorporated therein by reference, whether any such incorporated document is filed before or after the Preliminary Prospectus, so long as the incorporated document is filed before the Applicable Time, together with each Issuer Free Writing Prospectus filed or used by the Company at or before the Applicable Time and identified on Schedule III to the applicable Pricing Agreement;

    “Effective Date” means each effective date of the Registration Statement pursuant to Rule 430B under the Securities Act of 1933, as amended (the “Act”) for purposes of liability under Section 11 of the Act of the Company or the Underwriters;

    “Final Term Sheet” means each term sheet prepared pursuant to Section 5(a) of this Agreement and substantially in the form attached in Schedule IV of the applicable Pricing Agreement;

    “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Designated Securities, including each Final Term Sheet;

    “Preliminary Prospectus” means the Base Prospectus, as supplemented by the preliminary prospectus supplement specifically relating to the Designated Securities, in the form in which it has most recently been filed with the Commission pursuant to Rule 424(b) under the Act and provided to the Representatives for use by the Underwriters;

    “Prospectus” means the Base Prospectus, as supplemented by the definitive prospectus supplement specifically relating to the Designated Securities, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof; and

    “Registration Statement” means the registration statement, as amended as of the Effective Date, including the Prospectus, all exhibits thereto (excluding the Form T-1, except where otherwise stated), the documents incorporated by reference therein and the information deemed to be a part of such registration statement as of the Effective Date pursuant to Rule 430B under the Act; if the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

    Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the date on which the Registration Statement was originally declared effective by the Commission that is incorporated by reference in the Registration Statement;

(b) The Registration Statement is an automatic shelf registration statement, as defined under Rule 405 of the Act, that became effective upon filing; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement;

(c) The documents incorporated by reference in the Disclosure Package and the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents at its time of filing contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Disclosure Package or Prospectus prior to the completion of the offering of the Designated Securities when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(d) The Registration Statement, as of the Effective Date, conforms, the Preliminary Prospectus, as of the date of the preliminary prospectus supplement comprising a part of such Preliminary Prospectus, conformed, and the Prospectus, as of the date of the prospectus supplement comprising part of such Prospectus, and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the

Commission thereunder; the Registration Statement as of the Effective Date, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Disclosure Package, as of the Applicable Time, will not, and the Prospectus, as of the date of the prospectus supplement comprising part of such Prospectus and as of the Time of Delivery (as defined in Section 4 hereof), will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Disclosure Package or the Prospectus, as applicable;

(e) The Company is (i) a well-known seasoned issuer (as defined in Rule 405 under the Act) and (ii) an issuer that is not an “ineligible issuer” pursuant to Rule 405 under the Act;

(f) Except as described in or contemplated by the Registration Statement, the Disclosure Package and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, there has not been (A) any change in the consolidated capital stock (other than issuances of capital stock upon the exercise of options and stock appreciation rights, upon earn outs of performance shares, upon conversions of convertible securities and upon exercises of stock purchase contracts or warrants, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Disclosure Package and the Prospectus or issued thereafter as compensation consistent with past practice), (B) any material increase in the consolidated long-term debt of the Company and its subsidiaries or (C) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business affairs, management, financial position, and stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, in each of clauses (A), (B) or (C) above, otherwise than as described in or contemplated by the Disclosure Package and the Prospectus;

(g) The Company and each subsidiary of the Company which meets the definition of a significant subsidiary as defined in Regulation S-X (collectively referred to herein as the “Significant Subsidiaries” and individually as a “Significant Subsidiary”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own its properties and conduct its business; to the Company’s knowledge, all of the issued shares of capital stock of each Significant Subsidiary are owned, directly or indirectly through wholly-owned subsidiaries, by the Company free and clear of all material liens, encumbrances, equities or claims;

(h) The Company’s authorized share capital is as set forth in the Disclosure Package and the Prospectus; and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(i) The Designated Securities have been duly and validly authorized, and, when the Designated Securities are issued and delivered pursuant to the Pricing Agreement with respect to such Designated Securities against payment therefor, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which is filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Disclosure Package and the Prospectus;

(j) The issue and sale of the Designated Securities and the compliance by the Company with all the provisions of the Securities, the Indenture, and any Pricing Agreement with respect to the Designated Securities and the consummation of the transactions therein contemplated have not conflicted with or resulted in a breach or violation of any of the terms or provisions of, or constituted a default under, and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for such breaches, conflicts, violations or defaults which would not have, individually or in the aggregate with such other breaches, conflicts, violations and defaults, a material adverse effect on the financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the transactions contemplated by the Indenture or the Pricing Agreement with respect to the Designated Securities, and have not resulted and will not result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or Amended By-laws of the Company or any statute, rule or regulation, or any order or decree of any court or regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, license, order, registration or qualification of or with any such court, regulatory authority or other governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by the Pricing Agreement or the Indenture with respect to the Designated Securities, except those which have been, or will have been prior to the Time of Delivery, obtained under the Act and the Exchange Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or state insurance laws in connection with the purchase and distribution of the Designated Securities by the Underwriters, and except for such consents, approvals, authorizations, licenses, orders, registrations or qualifications which the failure to make, obtain or comply with would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the transactions contemplated by the Indenture or the Pricing Agreement with respect to the Designated Securities;

(k) Except as described in the Disclosure Package and the Prospectus, there is no action, suit or proceeding pending, nor to the knowledge of the Company, is there any action, suit or proceeding threatened, which might reasonably be expected to result in a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries considered as a whole or which is required to be disclosed in the Registration Statement;

(l) This Underwriting Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

(m) The financial statements included in the Disclosure Package, the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Disclosure Package and the Prospectus as amended or supplemented, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; any schedules included in the Registration Statement present fairly the information required to be stated therein. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Disclosure Package, the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(n) There are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement, the Disclosure Package or the Prospectus which are not filed or described as required;

(o) The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (1) transactions are executed in accordance with management’s general or specific authorization; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness identified by management, or by the Company’s auditors and communicated to management, in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(p) The Company and its consolidated subsidiaries employ disclosure controls and other procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure;

(q) The Company is not, and after giving affect to the issue and sale of the Designated Securities will not be, required to register as an “investment company” as such term is defined under the Investment Company Act of 1940, as amended;

(r) To the best knowledge of the Company, the operations of the Company and the Significant Subsidiaries are and have been conducted at all times in material compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Significant Subsidiary with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened, which would reasonably be expected to result in a material adverse effect on the financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, considered as a whole;

(s) Neither the Company nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and

(t) Neither the Company nor any of the Significant Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Significant Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its Significant Subsidiaries

and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

3. Upon the execution of the Pricing Agreement applicable to the Designated Securities and authorization by the Representatives of the release of the Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Disclosure Package and the Prospectus as amended or supplemented.

4. The Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of each such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance as specified in such Pricing Agreement, with respect to the Designated Securities, all in the manner and at the place, time and date specified in such Pricing Agreement or at such other place, time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery”.

5. The Company agrees with each of the Underwriters of the Designated Securities:

(a) To prepare each Final Term Sheet, substantially in the form of Schedule IV to the applicable Pricing Agreement and approved by the Representatives, and file each Final Term Sheet pursuant to Rule 433(d) of the Act within the time period prescribed by such Rule; to prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus and the Preliminary Prospectus pursuant to Rule 424(b) under the Act within the time period prescribed by such Rule; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented on the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Preliminary Prospectus or the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities or any Issuer Free Writing Prospectus, of the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities for offering and sale under the insurance and securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and provided further that the Company shall not be required to qualify the Designated Securities in any jurisdiction if such qualification would result in any obligation on the part of the Company to make filings with any governmental entity in such jurisdiction after the completion of the offering;

(c) Prior to 12:00 p.m. or such reasonable time thereafter, New York City time, on the business day next succeeding the date of the Pricing Agreement applicable to the Designated Securities and from time to time, to furnish the Underwriters such number of conformed copies of the Registration Statement, as originally filed and each amendment thereto (excluding exhibits other than this Agreement), the Preliminary Prospectus, any Final Term Sheet and any other Issuer Free Writing Prospectus, the Prospectus and all amendments and supplements to any of such documents (including any document filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus), in each case as soon as available and in such quantities as the Representatives may from time to time reasonably request;

(d) During the period in which the Prospectus relating to the Securities (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions of this Agreement and by the Disclosure Package and the Prospectus. If during such period any event occurs as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend the Registration Statement or amend or supplement the Disclosure Package or the Prospectus or file any document to comply with the Act, the Company will promptly notify the Representatives and will, subject to Section 5(a) hereof, amend the Registration Statement, amend or supplement the Disclosure Package or the Prospectus, as the case may be, or file any document (in each case, at the expense of the Company) so as to correct such statement or omission or to effect such compliance, and will furnish without charge to each Underwriter as many written and electronic copies of any such amendment or supplement as the Representatives may from time to time reasonably request;

(e) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(f) During the period beginning from the date of the Pricing Agreement for the Designated Securities and continuing to and including the date of delivery of the Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company which are substantially similar to the Designated Securities, other than, for the avoidance of doubt, the 7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2042, without the prior written consent of the Representatives; and

(g) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall either (i) by the time of filing pay to the Commission the filing fee for the Rule 462(b) Registration Statement or (ii) at the time of filing submit with the 462(b) Registration Statement the certification required under Rule 111(b) under the Act.

6. Free Writing Prospectuses.

(a) The Company represents and warrants to, and agrees with, each Underwriter that (i) the Company has not made, and will not make, any offer relating to the Designated Securities that would constitute an Issuer Free Writing Prospectus without the prior consent of the Representatives, such consent not to be unreasonably withheld (which consent being deemed to have been given with respect to (A) each Final Term Sheet prepared and filed pursuant to Section 5(a) hereof and (B) any other Issuer Free Writing Prospectus identified on Schedule III to the applicable Pricing Agreement); (ii) each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Act on the date of first use, and the Company has complied and will comply with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to Rule 433 under the Act; (iii) each Issuer Free Writing Prospectus will not, as of its issue date and, to the extent not amended or superseded, at all subsequent times through completion of the offering, include any information that conflicts with the information contained in the Registration Statement, the Preliminary Prospectus and the Prospectus; and (iv) each Issuer Free Writing Prospectus, when considered together with the information contained in the Preliminary Prospectus and any other Issuer Free Writing Prospectus issued prior thereto or as of its issue date, will not, as of the Applicable Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives for use therein.

(b) Each Underwriter represents and warrants to, and agrees with, the Company and each other Underwriter that it has not made, and will not make any offer relating to the Securities that would constitute a “free writing prospectus” (as defined in Rule 405 under the Act), without the prior consent of the Company and the Representatives; provided however, that prior to the preparation of each Final Term Sheet in accordance with Section 5(a) of this Agreement, the Underwriters are authorized to use a free writing prospectus that contains only information (i) describing the preliminary terms of the Designated Securities or their offering or (ii) describing the final terms of the Designated Securities which will not be inconsistent with each Final Term Sheet.

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Preliminary Prospectus or the Prospectus or would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, untrue statement or omission.

7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Designated Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Disclosure Package and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, any Pricing Agreement, any Indenture, any Blue Sky or similar investment surveys or memoranda, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) the cost of preparing certificates for the Designated Securities; (v) the fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to any required review by the Financial Industry Regulatory Authority Inc. of the

terms of the sale of the Designated Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of any counsel for any Trustee in connection with any Indenture and the Designated Securities; (viii) all the Company’s costs and expenses relating to investor roadshow and similar presentations; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

8. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement applicable to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities be, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Preliminary Prospectus and the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; all filings (including, without limitation, the filing of each Final Term Sheet) required by Rule 424(b) or Rule 433 of the Act shall have been made within the time periods prescribed by such rules; the Rule 462(b) Registration Statement, if any, shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto or preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with;

(b) No Underwriter shall have been advised by the Company, or shall have discovered and disclosed to the Company, that the Registration Statement, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Disclosure Package as of the Applicable Time or the Prospectus as of the date of the prospectus supplement comprising part of such Prospectus or as of the Time of Delivery contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact which is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any case in the judgment of the Representatives after consultation with counsel to the Underwriters;

(c) Davis Polk & Wardwell LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or letters, dated the Time of Delivery for such Designated Securities, with respect to the Pricing Agreement applicable to the Designated Securities, the validity of the Designated Securities being delivered at such Time of Delivery, the Indenture, the Registration Statement, the Disclosure Package, the Prospectus and such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(d) Cleary Gottlieb Steen & Hamilton LLP, counsel for the Company, shall have furnished to the Representatives their written opinion dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to you, to the effect set forth in Annex II hereto.

(e) David C. Robinson, Senior Vice President and Director of Corporate Law of the Company, shall have furnished to you his written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to you, to the effect set forth in Annex III hereto.

(f) David C. Robinson, Senior Vice President and Director of Corporate Law of the Company, shall have furnished to you a letter, dated the Time of Delivery for such Designated Securities, to the effect that:

Based upon specified participation of such counsel in connection with the preparation of the Registration Statement, the Disclosure Package and the Prospectus, (a) the Registration Statement (except the financial statements and schedules and other financial data included therein, as to which such counsel expresses no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder; (b) the documents incorporated by reference in the Registration Statement and the Prospectus (except the financial statements and schedules and other financial data and management’s report on the effectiveness of internal control over financial reporting included therein, as to which such counsel expresses no view), as of the respective dates of their filing with the Commission, appeared on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act, and the rules and regulations thereunder; (c) such counsel has no reason to believe that (I) the Registration Statement, including the documents incorporated by reference therein (except the financial statements and schedules and other financial data and management’s report on the effectiveness of internal control over financial reporting included therein, as to which such counsel need express no view), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (II) as of the Applicable Time, the Disclosure Package (except the financial statements and related schedules and other financial data and management’s report on the effectiveness of internal control over financial reporting included therein, as to which such counsel need express no view) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (III) the Prospectus, including the documents incorporated by reference therein (except the financial statements and schedules and other financial data and management’s report on the effectiveness of internal control over financial reporting included therein, as to which such counsel need express no view), as of its date and such Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (d) no information has come to such counsel’s attention that causes such counsel to believe that any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus, including the documents incorporated by reference therein, are not filed or incorporated by reference or described as required;

(g) On the date of the Pricing Agreement for the Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at each Time of Delivery for such Designated Securities, Deloitte and Touche LLP, independent registered public accounting firm, shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement and a letter dated the Time of Delivery, respectively, as to such matters ordinarily included in accountants’ “comfort letters” to underwriters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

(h) (i) Except as described in or contemplated by the Registration Statement, the Disclosure Package and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries, considered as a whole, from the dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus; and (ii) since the respective dates as of which information is given in the Disclosure Package and the Prospectus there shall not have been (A) any change in the capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn outs of performance shares and upon conversions of convertible securities and upon exercises of stock purchases or warrants, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus or issued thereafter as compensation consistent with past practice), (B) any change in long-term debt of the Company or any of its subsidiaries or (C) any change, or any development involving a prospective change, in or affecting the business affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries considered as a whole, in each of clauses (A), (B) or (C) above, otherwise than as described in or contemplated by the Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Disclosure Package and the Prospectus;

(i) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by Section 3(a)(62) of the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities the effect of which, in any case described in clause (i) or (ii), is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Disclosure Package and the Prospectus;

(j) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the “Exchange”); (ii) a material suspension or limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (iv) a material adverse change in the financial markets, the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or other calamity or crisis; if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Disclosure Package and the Prospectus; and

(k) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a), (h) and (i) of this Section and as to such other matters as the Representatives may reasonably request.

9. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Form T-1), the Disclosure Package, the Prospectus, or any amendments or supplement thereto, any related preliminary prospectus or preliminary prospectus supplement, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such losses, claims, damages, liabilities or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Schedule II to the Pricing Agreement.

(b) Each Underwriter of Designated Securities will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Disclosure Package, the Prospectus, or any amendments or supplement thereto, any related preliminary prospectus or preliminary prospectus supplement, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Schedule II to the Pricing Agreement.

(c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In the case of parties indemnified pursuant to

Section 9(a) above, counsel to the indemnified parties shall be selected by the Representatives. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Designated Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportions as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any relevant equitable considerations. The relative benefits received by the Company on one hand and the Underwriters on the other hand shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Underwriters and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of the Company and to each person, if any, who controls the Company within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Disclosure Package or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in the Pricing Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

(b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the aggregate principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the aggregate principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated

Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth or incorporated by reference in the Pricing Agreement with respect to the Designated Securities or made by or on behalf of them, respectively, pursuant to such Pricing Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Designated Securities.

12. If any Pricing Agreement shall be terminated due to the failure of Davis Polk & Wardwell LLP to deliver its opinion to the Representatives pursuant to Section 8(c) or pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities governed by such Pricing Agreement except as provided in Sections 7 and 9 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein (other than in respect of a breach of the Pricing Agreement by any Underwriter of Designated Securities covered by such Pricing Agreement), the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 7 and 9 hereof.

The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

13. In all dealings under the Pricing Agreement applicable to the Designated Securities, the Representatives of the Underwriters of the Designated Securities shall act on behalf of each of such Underwriters, and the parties thereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any such Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in such Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement with respect to the Designated Securities; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. This Agreement and each Pricing Agreement with respect to the Designated Securities shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence for each Pricing Agreement. As used herein, “business day” shall mean any day other than a Saturday or Sunday or a day on which banks in the City of New York are authorized or required to close.

16. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their clients, including the Company, which information may include the name and address of its clients, as well as other information that will allow the Underwriters to properly identify their clients.

17. This Underwriting Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18. This Underwriting Agreement and each Pricing Agreement may be executed by any one or more of the parties thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof.

Very truly yours,

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

By:	/s/ Christopher J. Swift
	Name:	Christopher J. Swift
	Title:	EVP, Chief Financial Officer

[Signature Page to the Senior Notes Underwriting Agreement]

Accepted as of the date hereof:

CITIGROUP GLOBAL MARKETS INC.

GOLDMAN, SACHS & CO.

As Representatives of the Underwriters listed in

Schedule I to the Pricing Agreement

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Chandru M. Harjani
	Name:	Chandru M. Harjani
	Title:	Director

[Signature Page to the Senior Notes Underwriting Agreement]

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

[Signature Page to the Senior Notes Underwriting Agreement]

ANNEX I

[See Exhibit 1.3]

ANNEX I – Page 1

ANNEX II

1. The execution and delivery of the Indenture have been duly authorized by all necessary corporate action of the Company, and the Indenture has been duly executed and delivered by the Company, and qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and is a valid, binding and enforceable agreement of the Company.

2. The execution and delivery of the Securities have been duly authorized by all necessary corporate action of the Company, and the Securities have been duly executed and delivered by the Company and are the valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture.

3. The execution and delivery of the Pricing Agreement have been duly authorized by all necessary corporate action of the Company, and the Pricing Agreement has been duly executed and delivered by the Company.

4. The issuance and sale of the Securities to the Underwriters pursuant to the Pricing Agreement do not, and the performance by the Company of its obligations in the Pricing Agreement will not, require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York that in our experience normally would be applicable to general business entities with respect to such issuance, sale or performance, except such as have been obtained or effected under the Securities Act, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act (but we express no opinion relating to any state securities or Blue Sky laws or any insurance laws or regulations of any such jurisdiction).

5. No registration of the Company under the U.S. Investment Company Act of 1940, as amended, is required for the offer and sale of the Securities by the Company in the manner contemplated by the Pricing Agreement and the Final Prospectus and the application of the proceeds thereof as described in the Final Prospectus.

6. The statements under the heading “Description of the Senior Notes” and “Description of the Debt Securities” in the Pricing Prospectus, considered together with the documents attached as Annex I hereto, and the Final Prospectus, insofar as such statements purport to summarize certain provisions of the Securities and the Indenture provide a fair summary of such provisions.

7. The statements under the heading “Certain United States Federal Income Tax Considerations” in the Pricing Prospectus and the Final Prospectus, insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the Securities.

ANNEX II – Page 1

Based on our participation in such conferences and conversations and our review of such records and documents as described in the letter, our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder, we advise you that:

(a) The Registration Statement (except the financial statements and schedules and other financial data included therein, as to which we express no view), at the time it became effective, and the Final Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations thereunder.

(b) The documents incorporated by reference in the Registration Statement and the Final Prospectus (except the financial statements and schedules and other financial data and management’s report on the effectiveness of internal control over financial reporting included therein, as to which we express no view), as of the respective dates of their filing with the Commission, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c) No information has come to our attention that causes us to believe that the Registration Statement, including the documents incorporated by reference therein (except the financial statements and schedules and other financial data and management’s report on the effectiveness of internal control over financial reporting included therein, as to which we express no view), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) No information has come to our attention that causes us to believe that the Pricing Prospectus, including the documents incorporated by reference therein, considered together with the documents attached as Annex I hereto (except in each case the financial statements and schedules and other financial data and management’s report on the effectiveness of internal control over financial reporting included therein, as to which we express no view), at [—] p.m. (New York City time) on April [—], 2012, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

ANNEX II – Page 2

(e) No information has come to our attention that causes us to believe that the Final Prospectus, including the documents incorporated by reference therein (except the financial statements and schedules and other financial data and management’s report on the effectiveness of internal control over financial reporting included therein, as to which we express no view), as of the date thereof or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

ANNEX II – Page 3

ANNEX III

1. The Company is validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Pricing Prospectus and the documents attached as Annex I hereto, and the Final Prospectus, as amended or supplemented.

2. The Company’s authorized share capital is as set forth in the Pricing Prospectus and the documents attached as Annex I hereto, and the Final Prospectus, as amended or supplemented.

3. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

4. Except as described in the Pricing Prospectus and the Final Prospectus, as amended or supplemented, there is no action, suit or proceeding pending, nor, to the best of my knowledge, is there any action, suit or proceeding threatened against the Company and its subsidiaries that (a) might reasonably be expected to have a material adverse effect on the financial condition, results of operations or business of the Company and its subsidiaries, considered as a whole (a “Material Adverse Effect”), or (b) is required to be disclosed in the Registration Statement.

5. The Pricing Agreement has been duly authorized, executed and delivered by the Company.

6. The issue and sale of the Securities and the compliance by the Company with the Pricing Agreement with respect to the Securities do not, and the consummation of the transactions therein contemplated will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or (b) result in any violation of the provisions of (i) the Amended and Restated Certificate of Incorporation or Amended and Restated By-laws of the Company or (ii) any statute or any order, rule or regulation known to me of any court or governmental agency or body having jurisdiction over the Company or any of its properties; except, in the case of clauses (a) and (b)(ii), for such violations that would not have a Material Adverse Effect; provided that I express no opinion in this paragraph (6) with respect to state securities laws or the antifraud provisions of the United States federal securities laws.

7. No consent or authorization of, approval by, notice to or filing with any court or governmental authority is required to be obtained or made in connection with the repurchase (as contemplated in the Pricing Prospectus and the Final Prospectus, as amended or supplemented) of the Company’s 10% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068 or obtained or made on or prior to the date hereof by the Company for the issue and sale of the Securities or the performance by the Company

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of its obligations in accordance with the terms of the Pricing Agreement or the Indenture, except for such as have been obtained or effected under the Securities Act and the Securities Exchange Act of 1934, as amended, and, with respect to the repurchase of the Company’s 10% Fixed-to-Floating Rate Junior Subordinated Debentures due 2068, except for such authorizations, approvals, notices or filings that could not reasonably be expected to have a material adverse effect on such repurchase; provided that I express no opinion in this paragraph (7) with respect to state securities laws or the antifraud provisions of the United States federal securities laws.

ANNEX III – Page 2